Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

15. Income Taxes

The Company had no current or deferred federal and state income tax expense or benefit for the years ended December 31, 2013 and 2012 because the Company generated net operating losses, and currently management does not believe it is more likely than not that the net operating losses will be realized. The Company's non-U.S. tax obligation is primarily for business activities conducted through the United Kingdom for which taxes included in other expense (net) for the years ended December 31, 2013 and 2012 were immaterial and accordingly, such amounts were excluded from the following tables.

At December 31, 2013 and 2012, the Company has provided a full valuation allowance against its net deferred tax assets as realization is dependent on future earnings, if any, the timing and amount which is uncertain. The valuation allowance for 2013 increased $4,805,742 from 2012. Significant components of the Company's deferred tax assets consist of the following:

	December 31,
	2013	2012
Deferred tax assets:
Depreciation and other	$1,032,972	$172,727
Net operating loss carryforwards	13,631,820	9,966,468
Unused R& D tax credits	280,145	-
Less: Valuation allowance	(14,944,937)	(10,139,195)
Net deferred tax asset (liability)	$-	$-

At December 31, 2013, the Company had federal and state net operating loss tax carryforwards of approximately $34,300,000 and $29,200,000, respectively. These net operating loss carryforwards expire in various amounts starting in 2027 and 2017, respectively. In addition, the Company has unused research and development tax credit carryforwards which expire in various amounts beginning in the year 2031. The utilization of the federal net operating loss carryforwards and unused research and development tax credits will depend on the Company's ability to generate sufficient taxable income prior to the expiration of the carryforwards.

Utilization of the net operating loss and tax credit carry forwards may be subject to substantial annual limitations due to past and future ownership change provisions of Section 382 of the Internal Revenue Code and similar state provisions. The Company has not performed a change in ownership analysis since its formation and, accordingly, some or all of its net operating loss and tax carryforwards may not be available to offset future taxable income, if any.

The Company has evaluated its tax positions to consider whether it has any unrecognized tax benefits. As of December 31, 2013 and 2012, the Company has not recorded any amounts associated with unrecognized tax benefits. The Company recognizes interest and penalties related to uncertain tax positions in the provision for income taxes. As of December 31, 2013, the Company had no accrued interest related to uncertain tax positions. The Company is subject to U.S. federal and state income tax examinations by authorities for tax years 2007 through 2012 due to net operating losses that are being carried forward for tax purposes. No income tax returns are currently under examination by taxing authorities.

Taxes computed at the statutory federal income tax rate of 34% are reconciled to the provision for income taxes as follows for the years ended December 31:

	2013		2012
	Amount	Percent of Pretax Earnings	Amount	Percent of Pretax Earnings
United States federal tax statutory rate	$(4,077,982)	34.0%	$(4,947,324)	34.0%
State taxes (net of deferred benefit)	(698,354)	5.8%	(834,558)	5.7%
Non-U.S. taxes	16,863	(0.1)%	-	-%
Non-deductible expenses	430,631	(3.6)%	44,883	(0.3)%
Tax credits	(280,145)	2.3%	-	-%
Other, net	(196,756)	1.6%	3,153	-%
Change in valuation allowance	4,805,742	(40.1)%	5,733,844	(39.4)%

Provision for income taxes	$-	-%	$-	-%